                                                                    EXHIBIT 10.5

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               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
               --------------------------------------------------

                                     Between

                    ST. MARY LAND & EXPLORATION COMPANY,
                                   as Pledgor

                                       and

          WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent,
                                as Secured Party

                          Effective as of April 7, 2005

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               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
               --------------------------------------------------

         THIS  AMENDED  AND  RESTATED  PLEDGE  AND  SECURITY  AGREEMENT  is made effective as of April 7, 2005,  by ST. MARY LAND &  EXPLORATION  COMPANY,  a
Delaware  corporation with principal offices at 1776 Lincoln Street,  Suite 700,
Denver,  Colorado  80203  ("Pledgor"),  in  favor  of  WACHOVIA  BANK,  NATIONAL
                            -------
ASSOCIATION,  a national  banking  association with offices at 301 South College
Street,  Charlotte,  North  Carolina  28288,  as  Administrative  Agent (in such capacity,  the  "Secured  Party") for the benefit of the several  lenders now or
                 --------------
hereafter parties to the hereinafter defined Credit Agreement  (individually,  a
"Lender" and collectively, the "Lenders").
 ------                         -------

                                    RECITALS
                                    --------

         A. Pursuant to that certain  Credit  Agreement  dated as of January 27,
2003, among Pledgor,  Secured Party and the lenders party thereto (the "Existing
                                                                        --------
Lenders") (such Credit  Agreement,  as amended and  supplemented,  the "Existing
-------                                                                 --------
Credit  Agreement"),  Pledgor  received  certain loans and  extensions of credit
-----------------
under a revolving  credit  facility made available to Pledgor under the Existing
Credit Agreement, up to the aggregate principal amount of $300,000,000.

         B.  The  Existing  Lenders  conditioned  their  obligations  under  the
Existing  Credit  Agreement  upon the  execution and delivery by Pledgor of that certain  Pledge  and  Security  Agreement  dated as of  January  27,  2003  (the
"Existing Pledge and Security Agreement").
 --------------------------------------

         C. Pledgor, Secured Party and the Lenders have amended and restated the
Existing  Credit  Agreement by entering  into that certain  Amended and Restated
Credit  Agreement  dated of even date  herewith  (as  amended,  supplemented  or otherwise modified from time to time, the "Credit Agreement"), whereby, pursuant
                                           ----------------
to which,  the Lenders have agreed to make certain  loans to and extend  certain credit for the account of Pledgor  subject to the  limitations  set forth in the
Credit Agreement. The initial loans under the Credit Agreement have been used by
Pledgor to renew, rearrange, modify and extend all amounts outstanding under the
Existing Credit Agreement.

         D. The Secured Party and the Lenders have conditioned their obligations under the Credit  Agreement  upon the  execution and delivery by Pledgor of this
Amended and Restated  Pledge and Security  Agreement,  and Pledgor has agreed to execute and deliver this Amended and Restated Pledge and Security Agreement.

         NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit  Agreement,  (ii) to induce the Lenders,  at any time or from time to time, to loan monies and extend credit, with or without security,  to or for the account of Pledgor in accordance with the terms of the Credit  Agreement,  (iii)
at the special  insistence  and request of the Lenders,  and (iv) for other good and  valuable  consideration,  the  receipt and  sufficiency  of which is hereby acknowledged,  Pledgor and Secured  Party hereby agree that the Existing  Pledge and Security Agreement is hereby amended and restated in its entirety to read as follows:

                                   ARTICLE 1

                                SECURITY INTEREST
                                -----------------

         Section  1.01 Pledge.  Pledgor  hereby  pledges,  assigns and grants to
                       ------
Secured  Party a security  interest  in and right of set-off  against the assets referred to in Section 1.02 (the  "Collateral") to secure the prompt payment and
performance  of  the   "Obligations"  (as  defined  in  Section  2.02)  and  the
                        -----------
performance  by  Pledgor  of this  Amended  and  Restated  Pledge  and  Security
Agreement.

         Section 1.02 Collateral. The Collateral consists of the following types
                      ----------
or items of property which are owned by Pledgor:

                  (a) The  securities  described  or  referred  to in  Exhibit A attached hereto and made a part hereof.

                  (b) (i) The certificates or instruments,  if any, representing such  membership  interests and such units,  (ii) all dividends  (cash, stock or otherwise), cash, instruments,  rights to subscribe,  purchase or sell and all other rights and property  from time to time  received, receivable  or otherwise  distributed  in respect of or in exchange for any or all of such  membership  interests  or  such  units,  (iii)  all replacements and  substitutions  for any of the property referred to in this Section 1.02, including, without limitation,  claims against third parties, and (iv) the proceeds,  interest,  profits and other income of or on any of the property referred to in this Section 1.02.

It is expressly  contemplated  that additional  securities or other property may from time to time be pledged, assigned or granted to Secured Party as additional security for the Obligations,  and the term "Collateral" as used herein shall be
                                             ----------
deemed  for all  purposes  hereof  to  include  all such  additional  membership interests,  units and property,  together  with all other  property of the types described above related thereto.

         Section 1.03 Transfer of Collateral.  All  certificates  or instruments
                      ----------------------
representing or evidencing the Pledged Securities shall be delivered to and held pursuant  hereto by Secured  Party or a Person  designated  by Secured Party and shall be in suitable form for transfer by delivery,  or shall be  accompanied by duly executed instruments of transfer or assignment in blank, or (in the case of either certificated or uncertificated  securities) Secured Party shall have been provided with evidence that the Pledged Securities have been otherwise delivered to Secured Party in accordance  with Section 8.301 of the Code,  all in form and substance satisfactory to Secured Party. Notwithstanding the preceding sentence, at Secured  Party's  discretion,  all Pledged  Securities  must be  delivered or transferred in such manner as to permit  Secured Party to meet the  requirements of  Section  8.303(a)(3)  of the Code to the  extent of its  security  interest.
Secured Party shall have the right,  at any time in its  discretion  and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its  nominees any or all of the Pledged  Securities,  subject only to the revocable  rights  specified in Section 4.02.  In addition,  Secured Party shall have the right at any time to exchange certificates or instruments  representing or evidencing  Pledged  Securities for certificates or instruments of smaller or larger denominations.

                                   ARTICLE 2

                                   DEFINITIONS
                                   -----------

         Section 2.01 Terms Defined Above.  As used in this Amended and Restated
                      -------------------
Pledge and Security  Agreement,  the terms defined above shall have the meanings respectively assigned to them.

         Section 2.02 Certain Definitions.  As used in this Amended and Restated
                      -------------------
Pledge and Security  Agreement,  the  following  terms shall have the  following meanings, unless the context otherwise requires:

                  "Agreement"   means  this  Amended  and  Restated  Pledge  and
                   ---------
         Security  Agreement,  as the  same may  from  time to time be  amended, supplemented or otherwise modified.

                  "Code"  means the  Uniform  Commercial  Code as  presently  in
                   ----
         effect in the State of Texas,  Articles 1 through 9.  Unless  otherwise indicated  by the context  herein,  all  uncapitalized  terms which are defined in the Code shall have  their  respective  meanings  as used in
         Articles 8 and 9 of the Code.

                  "Event of Default" means any event specified in Section 6.01.
                   ----------------

                  "Obligations"  means  the  collective  reference  to  (a)  all
                   -----------
         indebtedness,  obligations  and  liabilities  of  Pledgor  under  or in connection with the Loan Documents,  including, without limitation, the unpaid  principal  of and interest on the Loans and the LC Exposure and all other  obligations and liabilities of Pledgor  (including,  without limitation,  interest  accruing at the then applicable rate provided in the  Credit  Agreement  after  the  maturity  of the  Loans  and the LC
         Exposure and interest  accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency,  reorganization or like proceeding, relating  to  Pledgor,  whether  or  not a  claim  for  post-filing  or post-petition  interest is allowed in such proceeding) to Secured Party or any Lender (or, in the case of any Swap Agreement referred to below, any Affiliate of any Lender),  whether direct or indirect,  absolute or contingent,  due  or to  become  due,  or  now  existing  or  hereafter incurred,  which may arise under,  out of, or in connection  with,  the
         Credit  Agreement,  the  other  Loan  Documents  or any Swap  Agreement entered  into by  Pledgor  with any  Lender  (or any  Affiliate  of any
         Lender),  or any other document made,  delivered or given in connection therewith,  in each case  whether on account  of  principal,  interest,
         reimbursement  obligations,  fees,  indemnities,   costs,  expenses  or
         otherwise  (including,  without  limitation,  all  reasonable  fees and disbursements  of counsel to Secured  Party or to the Lenders  that are required  to be paid by  Pledgor  pursuant  to the  terms of any of the foregoing  agreements),  and (b) all  obligations  of Pledgor which may arise  under or in  connection  with this  Agreement  or any other Loan
         Document to which Pledgor is a party.

                  The  term   "Obligations"   shall   mean   all   indebtedness,
                               -----------
         obligations and liabilities described,  referred to or mentioned in the immediately  preceding paragraph of this definition,  and all renewals, rearrangements,  increases, substitutions,  replacements and extensions for any period thereof and  amendments,  supplements  or  modifications thereto, in whole or in part.

                  "Obligor"  means  any  Person,  other  than  Pledgor,   liable
                   -------
         (whether  directly or  indirectly,  primarily or  secondarily)  for the payment  or  performance  of any of the  Obligations  whether as maker, co-maker, endorser, guarantor,  accommodation party, general partner or otherwise.

                  "Pledged  Securities"  means all of the  securities  and other
                   -------------------
         property  (whether or not the same  constitutes a "security"  under the
         Code)  referred  to in Section  1.02(a) or 1.02(b)  and all  additional securities, if any, constituting Collateral under this Agreement.

         Section 2.03 Credit Agreement Terms.  Unless otherwise  defined herein,
                      ----------------------
all terms  beginning  with a capital  letter  which are  defined  in the  Credit
Agreement shall have the same meanings herein as therein.

         Section 2.04 Section References.  Unless otherwise provided for herein,
                      ------------------
all references herein to Sections are to Sections of this Agreement.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         In order to induce  Secured  Party to accept  this  Agreement,  Pledgor represents and warrants to Secured Party (which  representations  and warranties will survive the creation and payment of the Obligations) that:

         Section 3.01 Ownership of Collateral; Encumbrances. Except as otherwise
                      -------------------------------------
permitted by the Credit Agreement, Pledgor is the record and beneficial owner of the  Collateral  free and clear of any Lien  except  for the  security  interest created by this  Agreement,  and Pledgor has full right,  power and authority to pledge, assign and grant a security interest in the Collateral to Secured Party.

         Section 3.02 No Required Consent. No authorization,  consent,  approval
                      -------------------
or other action by, and no notice to or filing with, any governmental  authority or  regulatory  body (other than the filing of financing  statements in favor of
Secured Party) is required for (i) the due execution,  delivery and  performance by Pledgor of this Agreement, (ii) the grant by Pledgor of the security interest granted by this Agreement or (iii) the perfection of such security interest.

         Section 3.03 Pledged Securities.  The Pledged Securities have been duly
                      ------------------
authorized and validly issued, and are fully paid and non-assessable.

         Section 3.04 First Priority  Security  Interest.  The pledge of Pledged
                      ----------------------------------
Securities  pursuant to this  Agreement,  the  delivery to Secured  Party of the certificates  representing  the Pledged  Securities  accompanied by stock powers duly executed in blank and the filing of appropriate financing statements in the relevant locations create a valid and perfected first priority security interest in the  Collateral,  enforceable  against  Pledgor  and all  third  parties  and securing payment of the Obligations.

                                   ARTICLE 4

                            COVENANTS AND AGREEMENTS
                            ------------------------

         Pledgor  will at all times  comply with the  covenants  and  agreements contained in this Article 4, from the date hereof and for so long as any part of the Obligations  (other than any indemnity which is not yet due and payable) are outstanding.

         Section 4.01 Sale, Disposition or Encumbrance of Collateral.  Except as
                      ----------------------------------------------
otherwise not prohibited by the Credit Agreement or this Agreement, Pledgor will not in any way  encumber any of the  Collateral  (or permit or suffer any of the
Collateral to be encumbered) or sell, pledge,  assign, lend or otherwise dispose of or transfer  any of the  Collateral  to or in favor of any Person  other than
Secured Party.

         Section 4.02 Voting Rights; Dividends or Distributions.  Until both (i)
                      -----------------------------------------
an Event of Default shall have  occurred and be  continuing  and (ii) either (a)
the Loans have become due and payable at their stated maturity and have not been paid, (b) the Loans have been declared due and payable  pursuant to Article X of the  Credit  Agreement,  or (c)  Secured  Party has given  notice to  Pledgor of
Secured Party's intent to exercise its rights under Section 6.02:

                  (a) Pledgor  shall be entitled to exercise any and all voting, management  and/or  other  consensual  rights and powers  inuring to an owner  of the  Collateral  or any  part  thereof  for any  purpose  not inconsistent  with  the  terms of this  Agreement  and the  other  Loan
         Documents.

                  (b) Pledgor  shall be entitled to receive and retain (free and clear of and no longer  subject to this  Agreement  or the Lien created pursuant to this  Agreement) any and all dividends,  distributions  and interest paid in respect of the Collateral, provided, however, that any
                                                     --------  -------
         and all

                           (i) dividends and interest paid or payable other than
                  in cash in respect  of,  and  instruments  and other  property received,  receivable or otherwise  distributed in respect of,
                  or  in  exchange  for  (including,   without  limitation,  any
                  certificate,  share or  interest  purchased  or  exchanged  in connection  with a tender  offer  or  merger  agreement),  any
                  Collateral,

                           (ii)  dividends  and  other   distributions  paid  or
                  payable  in cash in respect of any  Collateral  in  connection with  a  partial  or  total  liquidation  or  dissolution,  or reclassification, and

                           (iii) cash paid, payable or otherwise  distributed in
                  respect of principal of, or in  redemption  of, or in exchange for, any Collateral,

shall be, and shall be promptly delivered to Secured Party to hold as,

Collateral  and shall,  if  received  by  Pledgor,  be received in trust for the benefit of Secured  Party,  be  segregated  from the other  property or funds of
Pledgor,  and be promptly  delivered to Secured  Party as Collateral in the same form as so  received  (with any  necessary  endorsement)  ),  provided  further,
                                                              --------  -------
however,  in no event shall the foregoing  proviso be applicable  to, or prevent the Pledgor from receiving and retaining any securities  that are not pledged or intended or required to be pledged to the Secured Party pursuant to any Security
Instrument, including this Agreement.

         Section 4.03 Records and  Information.  Pledgor shall keep accurate and
                      ------------------------
complete records of the Collateral (including proceeds, payments, distributions, income and profits).  Pledgor will promptly  provide  written  notice to Secured
Party of all  information  which in any way affects the filing of any  financing statement or other public notices or recordings  pertaining to the perfection of a security  interest in the Collateral,  or the delivery and possession of items of  Collateral  for  the  purpose  of  perfecting  a  security  interest  in the
Collateral.

         Section 4.04 Certain Liabilities.  Pledgor hereby assumes all liability
                      -------------------
for the  Collateral,  the  security  interest  created  hereunder  and any  use, possession, maintenance,  management, enforcement or collection of any or all of the Collateral.

         Section 4.05 Further  Assurances.   Upon the request of Secured  Party,
                      -------------------
Pledgor shall (at Pledgor's  expense) execute and deliver all such  assignments, certificates,  instruments,  securities, financing statements,  notifications to financial intermediaries,  clearing corporations, issuers of securities or other third parties or other  documents and give further  assurances  and do all other acts and  things as Secured  Party may  reasonably  request  to perfect  Secured
Party's  interest in the Collateral or to protect,  enforce or otherwise  effect
Secured Party's rights and remedies hereunder.

         Section 4.06 Rights to Sell.    If Secured  Party  shall  determine  to
                      --------------
exercise its rights to sell all or any of the Collateral  pursuant to its rights hereunder,  Pledgor agrees that, upon request of Secured Party, Pledgor will, at its own expense:

                  (a) execute and  deliver,  and use all  reasonable  efforts to cause each  issuer of the  Collateral  contemplated  to be sold and the directors  and  officers  thereof  to  execute  and  deliver,  all such instruments  and  documents,  and do or cause to be done all such other acts and things,  as may be necessary or, in the reasonable  opinion of
         Secured  Party,   advisable  to  register  such  Collateral  under  the
         provisions of the  Securities Act of 1933, as from time to time amended
         (the  "Securities  Act"),  if such  registration  is, in the reasonable opinion of Secured  Party,  necessary  or  advisable to effect a public distribution of the Collateral, and to cause the registration statement relating  thereto to become  effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and  supplements  thereto and to the related  prospectus which,  in the reasonable  opinion of Secured  Party,  are necessary or advisable,  all in conformity  with the  requirements of the Securities
         Act and the  rules  and  regulations  of the  Securities  and  Exchange
         Commission applicable thereto;

                  (b) use all reasonable efforts to qualify the Collateral under the state  securities  or "Blue Sky" laws and to obtain  all  necessary governmental approvals for the sale of the Collateral,  as requested by
         Secured Party;

                  (c) use all  reasonable  efforts to cause each such  issuer to make  available to its security  holders,  as soon as  practicable,  an earnings  statement  which will satisfy the provisions of Section 11(a)
         of the Securities Act; and

                  (d) use all  reasonable  efforts to do or cause to be done all such  others acts and things as may be  necessary  to make such sale of the  Collateral or any part thereof valid and binding and in compliance with applicable law.

Pledgor further  acknowledges  the  impossibility  of ascertaining the amount of damages  which would be  suffered  by Secured  Party by reason of the failure by
Pledgor to perform  any of the  covenants  contained  in this  Section  4.06 and consequently agrees that if Pledgor shall fail to perform any of such covenants, it shall pay (to the extent permitted by law), as liquidated damages, and not as penalty,  an  amount  (in no event to exceed  the  amount  of  Obligations  then outstanding) equal to the value of the Collateral  affected by Pledgor's failure to perform any of the  covenants  contained in this Section 4.06 on the date the
Secured Party shall demand compliance with this Section 4.06.

                                   ARTICLE 5

                   RIGHTS, DUTIES AND POWERS OF SECURED PARTY
                   ------------------------------------------

         The following rights, duties and powers of Secured Party are applicable irrespective of whether an Event of Default occurs and is continuing:

         Section 5.01 Discharge Encumbrances.  Secured Party may, at its option,
                      ----------------------
three (3) Business Days after  receipt by Pledgor of prior  written  notice from
Secured Party of its intent to do so,  discharge any Liens at any time levied or placed on the Collateral  that are  prohibited by the Credit  Agreement and that are not being contested in good faith by appropriate proceedings. Pledgor agrees to reimburse  Secured Party within five (5) days after demand for any payment so made, plus interest  thereon from the date of Secured Party's demand at the rate per  annum  equal to 2% plus the rate  applicable  to ABR Loans as  provided  in
Section 3.02(a) of the Credit Agreement.

         Section 5.02 Transfer of Collateral. Subject to the terms of the Credit
                      ----------------------
Agreement,  Secured Party may transfer any or all of the  Obligations,  and upon any such  transfer  Secured Party may transfer its interest in any or all of the
Collateral and shall be fully discharged thereafter from all liability therefor.
Any transferee of the Collateral shall be vested with all rights, powers, duties and remedies of Secured Party hereunder.

         Section 5.03 Cumulative  and Other  Rights.    The  rights,  powers and
                      -----------------------------
remedies of Secured Party  hereunder  are in addition to all rights,  powers and remedies given by law or in equity.  The exercise by Secured Party of any one or more of the rights,  powers and  remedies  herein  shall not be  construed  as a waiver of any other rights, powers and remedies,  including, without limitation, any other rights of set-off.

         Section 5.04 Disclaimer of Certain Duties.   The powers  conferred upon
                      ----------------------------
Secured Party by this  Agreement  are to protect its interest in the  Collateral and shall not impose any duty upon  Secured  Party to exercise  any such powers.
Pledgor  hereby agrees that Secured Party shall not be liable for, nor shall the indebtedness  evidenced by the  Obligations be diminished  by,  Secured  Party's delay or  failure  to collect  upon,  foreclose,  sell,  take  possession  of or otherwise obtain value for the Collateral.

         Section 5.05 Custody and Preservation of the Collateral.  Secured Party
                      ------------------------------------------
shall  be  deemed  to  have  exercised   reasonable  care  in  the  custody  and
preservation  of the  Collateral in its possession if the Collateral is accorded treatment  substantially  equal to that which comparable  secured parties accord comparable  collateral,  it being understood and agreed,  however,  that Secured
Party shall not have  responsibility  for (i) ascertaining or taking action with respect to calls, conversions,  exchanges,  maturities, tenders or other matters relative to any  Collateral,  whether or not  Secured  Party has or is deemed to have knowledge of such matters,  or (ii) taking any necessary  steps to preserve rights against Persons or entities with respect to any Collateral.

                                   ARTICLE 6

                                EVENTS OF DEFAULT
                                -----------------

         Section 6.01 Events.    An "Event of Default" (as defined in the Credit
                      ------
Agreement)  which has occurred and is  continuing  shall  constitute an Event of
Default under this Agreement.

         Section 6.02 Remedies.  Upon the occurrence and during the  continuance
                      --------
of any Event of  Default,  Secured  Party  may take any or all of the  following actions  without notice or demand to Pledgor (except that Secured Party will not take any  action  in the case of  paragraphs  (b) and (f) below  until  five (5)
Business Days after  receipt by Pledgor of written  notice from Secured Party of its intent to do so):

                  (a) Subject to applicable  provisions  contained in the Credit
         Agreement,  declare  all or part of the  indebtedness  pursuant  to the
         Obligations immediately due and payable and enforce payment of the same by Pledgor or any Obligor.

                  (b) Sell, in one or more sales and in one or more parcels,  or otherwise  dispose of any or all of the Collateral in any  commercially reasonable  manner as Secured  Party may elect,  in a public or private transaction,  at any  location as deemed  reasonable  by Secured  Party either  for cash or  credit or for  future  delivery  at such  price as
         Secured Party may reasonably  deem fair, and (unless  prohibited by the
         Uniform  Commercial  Code, as adopted in any  applicable  jurisdiction)
         Secured Party may be the purchaser of any or all Collateral so sold and may apply upon the  purchase  price  therefor any  Obligations  secured hereby.  Any such sale or transfer by Secured Party either to itself or to any other Person shall be absolutely free from any claim of right by
         Pledgor, including any equity or right of redemption, stay or appraisal which  Pledgor  has or may have  under any rule of law,  regulation  or statute  now  existing  or  hereafter  adopted.  Upon any such  sale or transfer,  Secured  Party shall have the right to  deliver,  assign and transfer to the purchaser or transferee  thereof the Collateral so sold or transferred.  If Secured Party  reasonably  deems it advisable to do so, it may  restrict  the  bidders  or  purchasers  of any such sale or transfer to Persons or entities who will  represent and agree that they are  purchasing  the  Collateral for their own account and not with the view to the  distribution or resale of any of the  Collateral.  Secured
         Party may, at its  discretion,  provide for a public sale, and any such public  sale  shall  be held at such  time  or  times  within  ordinary business  hours and at such place or places as Secured Party may fix in the notice of such sale.  Secured  Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or  publication,  adjourn any public or private sale by announcement at any time and place  fixed for such  sale,  and such sale may be made at any time or place to which the same may be so  adjourned.  In the event any sale or transfer  hereunder is not completed or is defective in the opinion of Secured  Party,  such sale or transfer shall not exhaust the rights of Secured  Party  hereunder,  and Secured  Party shall have the right to cause one or more  subsequent  sales or  transfers  to be made hereunder.  If only part of the Collateral is sold or transferred  such that the Obligations remain outstanding (in whole or in part),  Secured
         Party's rights and remedies hereunder shall not be exhausted, waived or modified,  and Secured Party is  specifically  empowered to make one or more successive  sales or transfers  until all the Collateral  shall be sold or transferred and all the Obligations are paid. In the event that
         Secured Party elects not to sell the Collateral,  Secured Party retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity,  and to apply the proceeds of the same towards payment of the Obligations.

                  (c) Apply proceeds of the disposition of the Collateral to the
         Obligations in any manner elected by Secured Party and permitted by the
         Code or otherwise  permitted by law or in equity.  Such application may include,  without limitation,  the reasonable attorneys' fees and legal expenses incurred by Secured Party.

                  (d)  Appoint  any Person as agent to  perform  any act or acts necessary  or incident to any sale or transfer by Secured  Party of the
         Collateral.

                  (e) Receive, change the address for delivery, open and dispose of mail  addressed  to  Pledgor,  and to  execute,  assign and  endorse negotiable and other instruments for the payment of money, documents of title or other  evidences of payment,  shipment or storage for any form of Collateral on behalf of and in the name of Pledgor.

                  (f) Exercise all other rights and remedies permitted by law or in equity.

         Section 6.03 Attorney-in-Fact.   Pledgor  hereby  irrevocably  appoints
                      ----------------
Secured Party as Pledgor's  attorney-in-fact,  with full  authority in the place and stead of Pledgor and in the name of Pledgor or otherwise,  from time to time in Secured Party's  discretion upon the occurrence and during the continuance of an Event of Default, but at Pledgor's cost and expense,  three (3) Business Days after  receipt by Pledgor of written  notice from Secured Party of its intent to do so, to take any action and to execute any assignment,  certificate, financing statement, stock power, notification, document or instrument which Secured Party may deem  necessary or advisable to accomplish  the purposes of this  Agreement, including,  without limitation,  to receive, endorse and collect all instruments made payable to Pledgor  representing  any dividend,  interest  payment or other distribution  in respect of the  Collateral or any part thereof and to give full discharge for the same.

         Section 6.04 Liability for Deficiency. If any sale or other disposition
                      ------------------------
of  Collateral  by  Secured  Party in  compliance  with the Loan  Documents  and applicable law or any other action of Secured Party hereunder in compliance with the Loan Documents and  applicable law results in reduction of the  Obligations, such action will not release Pledgor from its liability to Secured Party for any unpaid  Obligations,  including (to the extent permitted by law) costs,  charges and expenses  incurred in the liquidation of Collateral,  together with interest thereon until paid at the rate per annum equal to 2% plus the rate applicable to
ABR Loans as provided in Section 3.02(a) of the Credit  Agreement,  and the same shall be immediately due and payable to Secured Party at Secured Party's address set forth in the opening paragraph hereof.

         Section 6.05 Reasonable Notice. If any applicable  provision of any law
                      -----------------
requires  Secured Party to give reasonable  notice of any sale or disposition or other action,  Pledgor  hereby agrees that ten days' prior written  notice shall constitute  reasonable notice thereof.  Such notice, in the case of public sale, shall  state the time and place  fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

         Section 6.06 Pledged  Securities.    Upon both (i) the  occurrence  and
                      -------------------
during  the  continuance  of an Event of Default  and (ii)  either (a) the Loans becoming  due and payable at their stated  maturity and not paid,  (b) the Loans being declared due and payable pursuant to Article X of the Credit Agreement, or
(c) Secured  Party giving  prior  written  notice to Pledgor of Secured  Party's intent to exercise its rights under Section 6.02:

                  (a) All  rights  of  Pledgor  to  receive  the  dividends  and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 4.02 shall cease,  and all such rights shall thereupon  become vested in Secured Party who shall  thereupon have the sole  right  to  receive  and hold as  Collateral  such  dividends  and interest payments,  but Secured Party shall have no duty to receive and hold such dividends and interest  payments and shall not be responsible for any failure to do so or delay in so doing.

                  (b) All dividends and interest  payments which are received by
         Pledgor  contrary  to the  provisions  of this  Section  6.06  shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall be promptly  paid over to Secured
         Party as Collateral in the same form as so received (with any necessary endorsement).

                  (c)  Secured   Party  may  exercise  any  and  all  rights  of
         conversion,  exchange,  subscription or any other rights, privileges or options  pertaining to any of the Pledged  Securities as if it were the absolute  owner thereof,  including  without  limitation,  the right to exchange at its discretion,  any and all of the Pledged Securities upon the merger,  consolidation,  reorganization,  recapitalization or other readjustment  of any  issuer  of such  Pledged  Securities  or upon the exercise by any such issuer or Secured Party of any right, privilege or option  pertaining to any of the Pledged  Securities  and in connection therewith, to deposit and deliver any and all of the Pledged Securities with any  committee,  depository,  transfer  agent,  registrar or other designated  agency upon such terms and  conditions as it may determine, all without  liability except to account for property actually received by it, but  Secured  Party  shall have no duty to  exercise  any of the

                                       10

         aforesaid  rights,  privileges or options and shall not be  responsible for any failure to do so or delay in so doing.

         Section 6.07 Non-judicial Enforcement.  To the extent permitted by law,
                      ------------------------
Secured Party may enforce its rights hereunder without prior judicial process or judicial  hearing,  and to the extent permitted by law Pledgor  expressly waives any and all legal rights which might otherwise  require Secured Party to enforce its rights by judicial process.

                                   ARTICLE 7

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         Section 7.01 Notices.    Any notice  required or  permitted to be given
                      -------
under or in  connection  with this  Agreement  shall be in writing  and shall be mailed  by first  class or  express  mail,  postage  prepaid,  or sent by telex, telegram,  telecopy  or other  similar  form of rapid  written  transmission  or personally  delivered to the receiving party. All such  communications  shall be mailed, sent or delivered at the address  respectively  indicated in the opening paragraph hereof or at such other address as either party may have furnished the other party in writing.  Any  communication  so  addressed  and mailed  shall be deemed  to  be  given  upon  receipt,  any  notice  so  sent  by  rapid  written transmission  shall be deemed to be given when receipt of such  transmission  is acknowledged by the receiving  operator or equipment,  and any  communication so delivered in person shall be deemed to be given when  receipted  for or actually received by Pledgor or Secured Party, as the case may be.

         Section 7.02 Amendments  and Waivers.   Secured  Party's  acceptance of
                      -----------------------
partial or delinquent  payments or any forbearance,  failure or delay by Secured
Party in exercising any right,  power or remedy  hereunder shall not be deemed a waiver of any  obligation of Pledgor or any Obligor,  or of any right,  power or remedy of Secured Party; and no partial  exercise of any right,  power or remedy shall preclude any other or further exercise  thereof.  Secured Party may remedy any Event of Default  hereunder or in connection  with the  Obligations  without waiving the Event of Default so remedied.  Pledgor hereby agrees that if Secured
Party  agrees to a waiver  of any  provision  hereunder,  or an  exchange  of or release of the  Collateral,  or the  addition or release of any Obligor or other
Person,  any such action shall not constitute a waiver of any of Secured Party's other  rights or of  Pledgor's  obligations  hereunder.  This  Agreement  may be amended only by an instrument in writing executed jointly by Pledgor and Secured
Party and may be supplemented only by documents  delivered or to be delivered in accordance with the express terms hereof.

         Section 7.03 Copy  as  Financing  Statement.    A  photocopy  or  other
                      ------------------------------
reproduction  of this  Agreement may be delivered by Pledgor or Secured Party to any financial  intermediary or other third party for the purpose of transferring or  perfecting  any or all of the  Pledged  Securities  to Secured  Party or its
designee or assignee.

         Section 7.04 Possession of Collateral. Secured Party shall be deemed to
                      ------------------------
have  possession of any  Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

                                       11

         Section 7.05 Redelivery  of  Collateral.    If any sale or  transfer of
                      --------------------------
Collateral by Secured Party results in full satisfaction of the Obligations, and after such sale or transfer and  discharge  there remains a surplus of proceeds,
Secured  Party will  deliver to Pledgor such excess  proceeds in a  commercially reasonable  time;  provided,  however,  that  Secured  Party  shall not have any liability  for any  interest,  cost or expense in  connection  with any delay in delivering such proceeds to Pledgor.

         Section 7.06 Governing  Law;  Jurisdiction.    This  Agreement  and the
                      -----------------------------
security  interest  granted  hereby shall be construed  in  accordance  with and governed  by the laws of the State of Texas  (except to the extent that the laws of any other  jurisdiction  govern the  perfection  and priority of the security interests granted hereby).

         Section 7.07 Continuing Security Agreement.
                      -----------------------------

                  (a) Except as otherwise provided by applicable law (including, without  limitation,  Section  9.620 of the Code),  no action  taken or
         omission  to  act  by  Secured  Party  hereunder,   including,  without
         limitation,  any exercise of voting or  consensual  rights  pursuant to
         Section 6.06 or any other action taken or inaction  pursuant to Section
         6.02,  shall be deemed to  constitute a retention of the  Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations,  and the Obligations shall remain in full force and effect,  until  Secured Party shall have applied  payments  (including,
         without   limitation,   collections   from   Collateral)   towards  the
         Obligations  in  the  full  amount  then   outstanding  or  until  such
         subsequent time as is hereinafter provided in subsection (b) below.

                  (b) To the extent  that any  payments  on the  Obligations  or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent  or  preferential,  set aside or  required to be repaid to a trustee,  debtor in  possession,  receiver  or other  Person  under any bankruptcy law, common law or equitable cause,  then to such extent the
         Obligations  so  satisfied  shall be revived  and  continue  as if such payment or proceeds had not been received by Secured Party, and Secured
         Party's security interests, rights, powers and remedies hereunder shall continue in full force and effect.  In such event, this Agreement shall
         be  automatically   reinstated  if  it  shall   theretofore  have  been
         terminated pursuant to Section 7.08.

         Section 7.08 Termination.  The grant of a security  interest  hereunder
                      -----------
and all of Secured Party's rights,  powers and remedies in connection  therewith shall remain in full force and effect until Secured Party has (i)  retransferred and delivered all Collateral in its  possession to Pledgor,  and (ii) executed a written  release or  termination  statement and  reassigned  to Pledgor  without recourse or warranty any remaining  Collateral and all rights  conveyed  hereby.
Upon (i) the complete payment of the Obligations (other than any indemnity which is not yet due and payable),  (ii) the expiration of all outstanding  Letters of
Credit,  and (iii) the  termination of the  Commitments,  Secured Party,  at the written request and expense of Pledgor, will release,  reassign and transfer the
Collateral  to Pledgor and declare this  Agreement to be of no further  force or effect.  Notwithstanding  the  foregoing,  Section  4.04 and the  provisions  of subsection 7.07(b) shall survive the termination of this Agreement.

                                       12

         Section 7.09 Counterparts;   Effectiveness.    This  Agreement  may  be
                      -----------------------------
executed in two or more  counterparts.  Each  counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument.
This  Agreement  becomes  effective  upon the  execution  hereof by Pledgor  and delivery of the same to Secured Party, and it is not necessary for Secured Party to execute any acceptance  hereof or otherwise signify or express its acceptance hereof.

         Section 7.10 Limitation  by Law.    All  rights,  remedies  and  powers
                      ------------------
provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this  Agreement  are  intended  to be  subject  to all  applicable  mandatory provisions  of law which may be  controlling  and to be  limited  to the  extent necessary so that they shall not render this Agreement  invalid,  unenforceable, in whole or in part,  or not entitled to be recorded,  registered or filed under the provisions of any applicable law.

         Section 7.11 Interest.   It is the  intention of the parties  hereto to
                      --------
conform  strictly  to usury  laws  applicable  to Secured  Party or any  Lender.
Accordingly,  if the  transactions  contemplated  hereby would be usurious under applicable state or federal law, then,  notwithstanding anything to the contrary in this  Agreement or in any other Loan Document,  it is agreed as follows:  (i)
the  aggregate  of  all  consideration  which  constitutes  interest  under  law applicable  to  Secured  Party or any  Lender  that is  contracted  for,  taken, reserved, charged or received under the Obligations, this Agreement or under any other Loan Document or otherwise in connection with the Obligations  shall under no circumstances  exceed the maximum amount allowed by such applicable law, (ii)
in the event that the maturity of the Obligations is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that  constitutes  interest  under law applicable to Secured Party or any Lender may never include more than such maximum amount,  and (iii) excess interest,  if any, provided for in this Agreement,  any other Loan Document or otherwise shall be  cancelled  automatically  and,  if  theretofore  paid,  shall be credited by
Secured Party on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full,  refunded by Secured  Party to Pledgor).  The right to  accelerate  the maturity  of the  Obligations  does not  include  the  right to  accelerate  any interest which has not otherwise accrued on the date of such  acceleration,  and neither Secured Party nor any Lender intend to collect any unearned  interest in the event of  acceleration.  All sums paid or agreed to be paid to Secured Party or any Lender for the use,  forbearance  or  detention  of sums  included in the initial  Obligations  shall,  to the extent  permitted  by  applicable  law,  be amortized,  prorated,  allocated  and  spread  throughout  the full  term of the
Obligations  until  payment  in full so that the rate or amount of  interest  on account of the initial Obligations does not exceed the applicable usury ceiling, if any.

                         [Signatures begin on next page]

                                       13

PLEDGOR:                ST. MARY LAND & EXPLORATION COMPANY
-------

                        By:    /S/ DAVID W. HONEYFIELD
                               -----------------------
                               David W. Honeyfield
                               Vice President - Finance, Secretary and Treasurer

SECURED PARTY:          WACHOVIA BANK, NATIONAL ASSOCIATION, as
-------------           Administrative Agent

                        By:    /S/ PHILIP J. TRINDER
                               ---------------------
                        Name:  Philip J. Trinder
                        Title: Vice President

                                       14

                                    EXHIBIT A

                               PLEDGED SECURITIES
                               ------------------

1.       St. Mary Energy Company, a Delaware  corporation ("SMEC") -- 100 shares
                                                            ----
         of the common  stock of SMEC,  registered  in the name of St. Mary Land
         &  Exploration  Company  ("Pledgor")  on  the  books  of  SMEC,  as
                                        -------
         represented by Certificate No. 001.

2.       Nance Petroleum Corporation, a Montana corporation ("Nance") -
                                                              -----

         a.       20,000 shares of the common stock of Nance,  registered in the name of  Pledgor  on the books of  Nance,  as  represented  by
                  Certificate No. 034.

         b.       5,000 shares of the common stock of Nance,  registered  in the name of  Pledgor  on the books of  Nance,  as  represented  by
                  Certificate No. 015.